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                                                                    Exhibit 23.1

              Consent of Albrecht, Viggiano, Zureck & Company, P.C.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in this Form 8-K.

                              /s/ ALBRECHT, VIGGIANO, ZURECK & COMPANY, P.C.

                                  Albrecht, Viggiano, Zureck & Company, P.C.





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